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Brochure and Business Reply Card mailing to shareholders of CGM Mutual Fund and
CGM Realty Fund.
[Brochure is horizontal and folds once to 8"x 3-1/2". Front panel has illustration of a piggy bank being threatened by a hammer held by an arm clothed in stars and stripes (red and blue). Piggybank and hammer head are enclosed by red circle with slash (universal sign for "NOT".) Headline in large type reads:] INVESTMENT EARNINGS TAKING A HIT FROM UNCLE SAM?
[Inside the copy reads:]
FOR TAX RELIEF AND MORE, CONSIDER CGM AMERICAN TAX FREE FUND.
[In smaller italic typeface:]
Current 30-day Yield through 9/30/96
[In large roman typeface:]
6.17%
[In smaller italic typeface:]
Tax Equivalent Yield*
[In large roman typeface:]
10.22%
[Three stars to either side of large roman type reading:]
CGM AMERICAN TAX FREE FUND
[Text starts with small star at indent and in smaller typesize, reads:]
CGM American Tax Free Fund is the perfect choice for investors seeking high current income potential EXEMPT from federal income taxes. Plus, CGM American Tax Free Fund, like all CGM Funds, is always NO-LOAD. And, as a special bonus now through December 31, 1997. CGM American Tax Free Fund will charge absolutely NO MANAGEMENT FEES and will absorb ALL expenses of the Fund. That means every single dollar you invest with CGM American Tax Free Fund goes to work earning tax free income for you. Simply put: WHAT YOU SEE IS WHAT YOU GET.
[New paragraph text starts with small star at indent and reads:]
For more information, a CGM American Tax Free Fund prospectus and application, just complete and return the enclosed postage paid reply card. Or, call us toll-free at 1-800-598-0741.
[The following disclosure information prints in smaller type with the exception of the average annual total return numbers which are much larger, corresponding to the yield numbers above. Text reads as follows:]
5.6% and 3.9% are the Fund's average annual total returns for the one-year period ended 9/30/96 and from inception on 11/10/93 through 9/30/96 respectively.
*The taxable equivalent yield is based on the Fund's current yield annualized for the 30 days ended 9/30/96 and a 39.6% federal tax bracket. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. The Fund's adviser is currently absorbing all management fees and expenses. Otherwise the current 30- day yield would be 4.0% through 9/30/96, the taxable equivalent would be 6.62%, and the total return for one year and from inception through 9/30/96 would be lower. For more complete information, call or write the Fund at the address on the back of this brochure for a current prospectus. Read it carefully before you invest or send money.
[On the back panel of the brochure is a logo (black and white line drawing of a fencer contained within a lined box.) Text reads:]
CGM AMERICAN TAX FREE FUND
Post Office Box 449
Boston, MA  02117
1-800-598-0741